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                                                               EXHIBIT 99.1


                              STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350
                                 AS REQUIRED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with Amendment No. 1 on Form 10-K/A of Sylvan Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  April 28, 2003                       /s/  DENNIS C. ZENSEN
                                             ---------------------------
                                             Dennis C. Zensen
                                             Chairman, President and Chief
                                             Executive Officer



Dated:  April 28, 2003                       /s/  DONALD A. SMITH
                                             ---------------------------
                                             Donald A. Smith
                                             Chief Financial Officer





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